UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 7, 2021

Commission	Registrant; State of Incorporation;	IRS Employer
File Number	Address; and Telephone Number	Identification No.

1-9513	CMS ENERGY CORPORATION (A Michigan Corporation) One Energy Plaza Jackson, Michigan 49201 (517) 788-0550	38-2726431

1-5611	CONSUMERS ENERGY COMPANY (A Michigan Corporation) One Energy Plaza Jackson, Michigan 49201 (517) 788-0550	38-0442310

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
CMS Energy Corporation Common Stock, $0.01 par value	CMS	New York Stock Exchange
CMS Energy Corporation 5.625% Junior Subordinated Notes due 2078	CMSA	New York Stock Exchange
CMS Energy Corporation 5.875% Junior Subordinated Notes due 2078	CMSC	New York Stock Exchange
CMS Energy Corporation 5.875% Junior Subordinated Notes due 2079	CMSD	New York Stock Exchange
Consumers Energy Company Cumulative Preferred Stock, $1.00 par value:$4.50 Series	CMS-PB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company:  CMS Energy Corporation ☐        Consumers Energy Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  CMS Energy Corporation ☐        Consumers Energy Company ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

CMS ENERGY CORPORATION

At the CMS Energy 2021 annual meeting of shareholders held on May 7, 2021, the shareholders of CMS Energy voted upon the proposals as described in its proxy statement dated March 25, 2021. The results of the shareholder votes are as follows.

1.	Proposal to elect members to the CMS Energy board of directors. All of the nominees were elected with the votes for individual nominees as follows:

Number of Votes:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
Jon E. Barfield	235,168,309	10,636,586	214,617	13,830,716
Deborah H. Butler	245,399,095	418,793	201,624	13,830,716
Kurt L. Darrow	242,386,128	3,417,397	215,987	13,830,716
William D. Harvey	245,395,483	395,721	228,308	13,830,716
Garrick J. Rochow	245,426,613	389,249	203,650	13,830,716
John G. Russell	244,485,601	1,315,593	218,318	13,830,716
Suzanne F. Shank	245,328,951	493,203	197,358	13,830,716
Myrna M. Soto	244,121,354	1,696,171	201,987	13,830,716
John G. Sznewajs	245,394,025	414,556	210,931	13,830,716
Ronald J. Tanski	245,196,316	611,575	211,621	13,830,716
Laura H. Wright	245,126,291	696,433	196,788	13,830,716

2.	Non-binding advisory proposal to approve the compensation paid to CMS Energy’s named executive officers, as disclosed in its proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and the related narrative disclosure, was approved, with a vote as follows:

Number of Votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
235,294,139	10,351,396	373,977	13,830,716
96%	4%

3.	Proposal to ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm to audit CMS Energy’s financial statements for the year ending December 31, 2021 was approved, with a vote as follows:

Number of Votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
257,879,417	1,789,261	181,550	0

4.	Shareholder proposal relating to a greenwashing audit, more fully described in its proxy statement, was not approved, with a vote as follows:

Number of Votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
4,193,052	239,741,665	2,084,795	13,830,716

CONSUMERS ENERGY COMPANY

At the concurrent Consumers Energy 2021 annual meeting of shareholders, the shareholders of Consumers Energy voted upon the proposals as described in its proxy statement dated March 25, 2021. The results of the shareholder votes are as follows.

1.	Proposal to elect members to the Consumers Energy board of directors. All of the nominees were elected with the votes for individual nominees as follows:

Number of Votes:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
Jon E. Barfield	84,198,773	3,959	6,097	122,951
Deborah H. Butler	84,198,525	5,117	5,187	122,951
Kurt L. Darrow	84,198,961	3,781	6,087	122,951
William D. Harvey	84,198,981	3,961	5,887	122,951
Garrick J. Rochow	84,199,446	3,996	5,387	122,951
John G. Russell	84,199,446	3,286	6,097	122,951
Suzanne F. Shank	84,197,938	5,704	5,187	122,951
Myrna M. Soto	84,197,739	5,786	5,304	122,951
John G. Sznewajs	84,199,129	3,696	6,004	122,951
Ronald J. Tanski	84,199,284	3,541	6,004	122,951
Laura H. Wright	84,199,250	4,392	5,187	122,951

2.	Non-binding advisory proposal to approve the compensation paid to Consumers Energy’s named executive officers, as disclosed in its proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and the related narrative disclosure, was approved, with a vote as follows:

Number of Votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
84,178,774	16,884	13,171	122,951

3.	Proposal to ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm to audit Consumers Energy’s financial statements for the year ending December 31, 2021 was approved, with a vote as follows:

Number of Votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
84,322,203	2,587	6,990	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

CMS ENERGY CORPORATION

Dated: May 11, 2021	By:	/s/ Melissa M. Gleespen
Melissa M. Gleespen
Vice President, Corporate Secretary and
Chief Compliance Officer

CONSUMERS ENERGY COMPANY

Dated: May 11, 2021	By:	/s/ Melissa M. Gleespen
Melissa M. Gleespen
Vice President, Corporate Secretary and
Chief Compliance Officer